ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF

NYSE Arca Ticker: VEGA

Supplement dated June 27, 2014

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013,

as supplemented December 30, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses (together, the “Prospectuses”) and statement of additional information (“SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

Brian Sommers no longer serves as co-portfolio manager of the Fund. Scott Dooley, Chris Romano, James G. Herrell, and Kenneth R. Hyman continue to serve as the Fund’s co-portfolio managers. All references to Mr. Sommers in the Prospectuses and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.